Subsidiaries of Elevate Credit, Inc.

Entity Name	Jurisdiction of Incorporation/Organization
EC Financial, LLC	Delaware
EC Marketing, LLC	Delaware
EF Financial, LLC	Delaware
EF Marketing, LLC	Delaware
Elastic Financial, LLC	Delaware
Elastic Louisville, LLC	Delaware
Elevate Admin, LLC	Delaware
Elastic Marketing, LLC	Delaware
Elevate Collections, LLC	Delaware
Elevate Credit International Limited (entered administration June 29, 2020)	United Kingdom
Elevate Credit Service, LLC	Delaware
Elevate Decision Sciences, LLC	Delaware
Financial Education, LLC	Delaware
RISE Credit, LLC	Delaware
RISE Credit Service of Ohio, LLC (d/b/a RISE/RISE Credit)	Delaware
RISE Credit Service of Texas, LLC (d/b/a RISE/RISE Credit)	Delaware
RISE SPV, LLC	Delaware
RISE Credit of Alabama, LLC (d/b/a RISE)	Delaware
RISE Credit of Arizona, LLC (d/b/a RISE Credit)	Delaware
RISE Credit of California, LLC (d/b/a RISE/ RISE Credit)	Delaware
RISE Credit of Colorado, LLC (d/b/a RISE)	Delaware
RISE Credit of Delaware, LLC (d/b/a RISE/RISE Credit)	Texas
RISE Credit of Florida, LLC	Delaware
RISE Credit of Georgia, LLC (d/b/a RISE)	Delaware
RISE Credit of Idaho, LLC (d/b/a RISE)	Delaware
RISE Credit of Illinois, LLC (d/b/a RISE Credit)	Delaware
RISE Credit of Kansas, LLC	Delaware
RISE Credit of Louisiana, LLC	Delaware
RISE Credit of Mississippi, LLC (d/b/a RISE)	Delaware
RISE Credit of Missouri, LLC (d/b/a RISE/RISE Credit)	Delaware
RISE Credit of Nebraska, LLC	Delaware
RISE Credit of Nevada, LLC (d/b/a RISE)	Delaware
RISE Credit of New Mexico, LLC	Delaware
RISE Credit of North Dakota, LLC (d/b/a RISE Credit)	Delaware
RISE Credit of Oklahoma, LLC (d/b/a RISE Credit)	Delaware
RISE Credit of South Carolina, LLC (d/b/a RISE)	Delaware
RISE Credit of South Dakota, LLC (d/b/a RISE/RISE Credit)	Delaware
RISE Credit of Tennessee, LLC	Delaware
RISE Credit of Texas, LLC	Delaware
RISE Credit of Utah, LLC(d/b/a RISE Credit)	Delaware
RISE Credit of Virginia, LLC (d/b/a RISE)	Delaware
RISE Credit of Wisconsin, LLC	Delaware
RISE Financial, LLC (d/b/a RISE Credit)	Delaware
Today Card, LLC	Delaware
Today Marketing, LLC	Delaware
Today SPV, LLC	Delaware